Exhibit 10.52

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 36

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 36 (SA-36), entered into as of June 1,_2022 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of six (6) Option Aircraft under Letter Agreement 6-1162-RRO-1062R2, Option Aircraft, to the Purchase Agreement as shown summarized in the table below;

#	Existing Delivery Month of Option Aircraft	Existing Option Exercise Date	Revised Delivery Month of Option Aircraft	Revised Option Exercise Date
1	[*]	[*]	[*]	[*]
2	[*]	[*]	[*]	[*]
3	[*]	[*]	[*]	[*]
4	[*]	[*]	[*]	[*]
5	[*]	[*]	[*]	[*]
6	[*]	[*]	[*]	[*]

P.A. No. 3157	1	SA-36
BOEING PROPRIETARY

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NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. The Table of Contents is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement to reflect the changes made by this SA-36.

2. Letter Agreement No. 6-1162-RRO-1062R2, entitled Option Aircraft, is hereby deleted in its entirety and replaced with Letter Agreement 6-1162-RRO-1062R3, Option Aircraft, including the associated attachment, attached hereto, to reflect the revised delivery dates and revised option exercise dates of six (6) Option Aircraft described in Recital Paragraph B above. For the avoidance of doubt, Boeing and Customer acknowledge and agree that the rescheduling of the six (6) Option Aircraft described in Recital Paragraph B above is not made pursuant to paragraph 4.2 of Letter Agreement 6-1162-RRO-1062R2, Option Aircraft, and accordingly, [*]. Boeing and Customer further agree that, notwithstanding the reschedule, the Option Aircraft described in Recital Paragraph B will retain the performance guarantees set forth in 6-1162-RRO-1065, Performance Guarantees for Block B Aircraft.

3. Letter Agreement No 6-1162-RRO-1067R3 entitled Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062R2, is hereby deleted in its entirety and replaced with Letter Agreement No. 6-1162-RRO-1067R4, entitled Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062R3, attached hereto, to reflect the letter agreement revision described in Article 2 above.

4. This SA-36 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to June 30, 2022.

5. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding letter agreement listed in the right column of the below table.

Reference	Replacement Reference
6-1162-RRO-1062R2	6-1162-RRO-1062R3
6-1162-RRO-1067R3	6-1162-RRO-1067R4

P.A. No. 3157	2	SA-36
BOEING PROPRIETARY

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EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn

Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn

Title:	Vice President	Title:	Attorney-In-Fact

P.A. No. 3157	3	SA-36
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLES

1.	Aircraft Information Table	30
1-A	Block B Firm Aircraft Information Table	31
1-B	Block B Conditional Firm Aircraft Information Table	30
1-C	Block C Aircraft Information Table	13
1-C1	Block C Aircraft Information Table (MSN 39285)	11
1-C2	Block C Aircraft Information Table	29
1-D	Block D Aircraft Information Table	31
1-E1	Block E Firm Aircraft Information Table (Block E1)	34
1-E2	Block E Conditional Firm and Firm Aircraft Information Table (Block E2)	34

EXHIBITS

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
A5.	Aircraft Configuration (Block E Aircraft)	30
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	1	SA-36
BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER
3157-01	777 Spare Parts Initial Provisioning
3157-02	Demonstration Flight Waiver
6-1162-RCN-1785	Demonstrated Compliance
6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4
6-1162-RCN-1790	Special Matters
6-1162-RCN-1791	Performance Guarantees	4
6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay
6-1162-RCN-1793	Open Configuration Matters
6-1162-RCN-1795	AGTA Amended Articles
6-1162-RCN-1796	777 First-Look Inspection Program
6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates
6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4
6-1162-RCN-1798R1	777 Boeing Converted Freighter	4
6-1162-RCN-1799R1	[*]	24
6-1162-RRO-1062R3	Option Aircraft	36
	Attachment to Letter 6-1162-RRO-1062R3	36
6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4
6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22
6-1162-RRO-1067R4	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062R3	36
6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30
FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20
FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19
6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20
6-1162-SCR-137	777F Miscellaneous Matters	20
6-1162-SCR-154	[*] Letter	22
6-1162-SCR-155	[*] Engine Hard Mount Letter	22
6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23
6-1162-SCR-193R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	2	SA-36
BOEING PROPRIETARY

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LETTER AGREEMENT (Con’t)		SA NUMBER
6-1162-LKJ-0726	[*] – SA-24 Accelerated Block B Aircraft	24
6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29
6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27
6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28
6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29
6-1162-LKJ-0767	Special Considerations – SA-29	29
FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30
6-1169-LKJ-0776	SA-30 Option Aircraft	30
6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30
6-1169-LKJ-0778R1	SA-30 and SA-32 [*] Matters	32
FED-PA-3157-LA-2000906	[*] as related to SA-32 and SA-14	32
FED-PA-3157-LA-1902776R1	Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft	33
FED-PA-3157-LA-2104529	Revision of Certain 777 Option Aircraft	34

P.A. No. 3157	3	SA-36
BOEING PROPRIETARY

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	May 12, 2008
Supplemental Agreement No. 2	July 14, 2008
Supplemental Agreement No. 3	December 15, 2008
Supplemental Agreement No. 4	January 9, 2009
Supplemental Agreement No. 5	January 11, 2010
Supplemental Agreement No. 6	March 17, 2010
Supplemental Agreement No. 7	March 17, 2010
Supplemental Agreement No. 8	April 30, 2010
Supplemental Agreement No. 9	June 18, 2010
Supplemental Agreement No. 10	June 18, 2010
Supplemental Agreement No. 11	August 19, 2010
Supplemental Agreement No. 12	September 3, 2010
Supplemental Agreement No. 13	August 27, 2010
Supplemental Agreement No. 14	October 25, 2010
Supplemental Agreement No. 15	October 29, 2010
Supplemental Agreement No. 16	January 31, 2011
Supplemental Agreement No. 17	February 14, 211
Supplemental Agreement No. 18	March 31, 2011
Supplemental Agreement No. 19	October 27, 2011
Supplemental Agreement No. 20	December 14, 2011
Supplemental Agreement No. 21	June 29, 2012
Supplemental Agreement No. 22	December 11, 2012
Supplemental Agreement No. 23	December 10, 2013
Supplemental Agreement No. 24	May 4, 2016
Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	4	SA-36
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:
Supplemental Agreement No. 26	February 10, 2017
Supplemental Agreement No. 27	October 12, 2017
Supplemental Agreement No. 28	January 28, 2018
Supplemental Agreement No. 29	February 2, 2018
Supplemental Agreement No. 30	June 18, 2018
Supplemental Agreement No. 31	September 14, 2018
Supplemental Agreement No. 32	February 28, 2020
Supplemental Agreement No. 33	December 30, 2020
Supplemental Agreement No. 34	October 13, 2021
Supplemental Agreement No. 35	December 10, 2021
Supplemental Agreement No. 36	June 1, 2022

P.A. No. 3157	5	SA-36
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RRO-1062R3

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement No. 6-1162-RRO-1062R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in the Tables to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 777-FREIGHTER aircraft as option aircraft (Option Aircraft). The delivery months, number of aircraft, Advance Payment Base Price per Option Aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.	Aircraft Description and Changes

1.1 Option Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification of the Option Aircraft will be D019W007FED7F-1, Rev NEW, as revised to reflect:

(i)	Changes that have been made to the Detail Specification of Customer’s Aircraft under the Purchase Agreement between the date of this letter and the time of Customer’s exercise of each option;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

1.3 [*]

LA No. 6-1162-RRO-1062R3	P.A. No. 3157 (SA-36)
Option Aircraft	Page 1
BOEING PROPRIETARY

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2.	Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Changes. The price of the Option Aircraft will be adjusted to reflect changes discussed in paragraph 1.2 above, provided that the price for changes in 1.2 (ii) are subject to the terms of Section 3.2.2 of the AGTA [*].

2.2.2 Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A2 to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

2.2.3 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft.

3.	Payment.

3.1 [*]

3.1.1. [*]

3.2 Following option exercise, advance payments in the amounts and at the dates pursuant to the appropriate advance payment schedule as set forth in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the delivery dates listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [*].

4.1.1	Notwithstanding Section 4.1 above, Customer and Boeing agree to revise the Option Exercise Date of six (6) Option Aircraft to [*], as summarized in Table A below:

LA No. 6-1162-RRO-1062R3	P.A. No. 3157 (SA-36)
Option Aircraft	Page 2
BOEING PROPRIETARY

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Table A

#	Delivery Month of Option Aircraft	Option Exercise Date
1	[*]	[*]
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]
5	[*]	[*]
6	[*]	[*]

4.2 [*]

5.	Contract Terms.

Boeing and Customer will use their best efforts to amend the definitive agreement to add the exercised Option Aircraft as an Aircraft within 30 days following option exercise.

6.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 1 , 2022

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

Attachment

LA No. 6-1162-RRO-1062R3	P.A. No. 3157 (SA-36)
Option Aircraft	Page 3
BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RRO-1067R4

Federal Express Corporation

3131 Democrat Road

Memphis TN 38125

Subject:	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062R3

References:	A) Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

B) Letter Agreement 6-1162-RRO-1062R3 Option Aircraft

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-RRO-1067R3 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*]

[*]

2.	[*]

[*]

3.	[*]

[*]

4.	[*]

[*]

5.	[*]

[*]

6.	INCREMENTAL AIRCRAFT COMMITMENT [*].

[*]

6-1162-RRO-1067R4	P.A. No. 3157 (SA-36)
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BOEING PROPRIETARY

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7.	ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

8.	[*]

[*]

9.	[*]

[*]

10.	[*]

[*]

11.	ASSIGNMENT

The [*] described in this Letter Agreement are [*] to Customer in consideration of Customer becoming the operator of the Option Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

12.	PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Option Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

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6-1162-RRO-1067R4	P.A. No. 3157 (SA-36)

BOEING PROPRIETARY

13.	CONFIDENTIAL TREATMENT.

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 1, 2022

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-RRO-1067R4	P.A. No. 3157 (SA-36)
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BOEING PROPRIETARY